Intermediate Fixed Income Portfolio – RIMFX

SUMMARY PROSPECTUS

Intermediate Fixed Income Portfolio – RIMFX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.rainierfunds.com.  You may also obtain this information at no cost by calling (800) 248-6314.  The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Intermediate Fixed Income Portfolio (the “Portfolio”) seeks to provide investors with current income.

Fees and Expenses of the Portfolio
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Fixed Income Portfolio.

Shareholder Fees (fees paid directly from your investment)	none
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.10%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.70%
Fee Waiver and/or Expense Reimbursement	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.55%

(1) Rainier Investment Management, Inc.® (the “Advisor”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, sales charges, extraordinary expenses and Rule 12b-1 fees) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Portfolio to 0.45% of the Portfolio’s average net assets (the “Expense Cap”).  For the past fiscal year, the Portfolio’s actual operating expenses, excluding 0.10% of Rule 12b-1 fees, were 0.45% of average daily net assets.  The Expense Cap will remain in effect until at least July 31 2011. The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or the Advisor may decline to renew the contract with notice to the Board of Trustees at least 30 days before its annual expiration date.

Example
This example is intended to help you compare the cost of investing in shares of the Intermediate Fixed Income Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$209	$375	$856

Portfolio Turnover
The Intermediate Fixed Income Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Intermediate Fixed Income Portfolio’s turnover rate was 44.49% of the average value of its portfolio.

Principal Investment Strategies
The Intermediate Fixed Income Portfolio invests primarily (at least 80% of its assets) in a diversified portfolio of fixed-income securities (including convertible bonds) providing current income. Most of its investments are fixed-income securities issued or guaranteed by the U.S. government, or its agencies, and corporate issuers. A portion of these investments may also include mortgage-related securities (representing interests in pools of mortgage loans) and asset-backed securities (representing interests in other types of loans, such as those on motor vehicles or credit cards).  The Portfolio will invest in fixed-income securities that are not U.S. government or agency securities only if they are rated at least investment-grade quality (or are deemed to be of equivalent quality by the Advisor) at the time of investment.  Although the Portfolio does not expect to maintain significant positions in such securities on a normal basis, the Portfolio may invest up to 25% of its assets in foreign fixed-income securities.  These include U.S. dollar denominated securities of foreign issuers.

The Advisor intends, but is not obligated, to construct the Portfolio with a higher proportion of corporate issues than government or government agency securities. Investment-grade fixed-income securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services, Inc. (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”). Securities that are rated Baa3 by Moody’s or BBB- by S&P, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. The Advisor intends to limit investment in securities rated Baa3 by Moody’s or BBB- by S&P to no more than 30% of the Portfolio’s total assets.

The Portfolio may purchase bonds of any maturity, but the Portfolio will normally have a dollar-weighted average maturity between three and ten years. The average maturity may be less than three years if the Advisor believes a temporary defensive posture is appropriate. The Advisor plans to manage the Portfolio as a moderate duration portfolio. To the Advisor, “moderate duration” denotes a portfolio within a range on average of ±25% of the duration of the Barclays Capital U.S. Intermediate Government/Credit Bond Index. If, for example, the duration of the Barclays Capital Index were 4.0 years, the Portfolio’s duration would be between 3.0 and 5.0 years. Duration measures the sensitivity of a fixed-income portfolio to interest-rate changes. To illustrate, if a portfolio had an average effective duration of 5.0 years, a 1% increase in market interest rates would cause the principal value of the portfolio to lose approximately 5%.  The Advisor may sell a fixed-income security if the security has been downgraded or when it is swapped for a more attractive security.

Principal Investment Risks
Since the Portfolio is invested in securities whose prices change daily, there is the risk that an investor could lose money. A rise in interest rates may cause the Portfolio’s shares to decline in value. When interest rates are low, the Portfolio’s income distributions may be reduced. Also, the value of any of the Portfolio’s investments may decline in response to events affecting the issue, or its credit rating or any underlying assets backing the securities, such as the effect on mortgage-related securities from real estate market weakness or defaults on underlying mortgages. The value of some mortgage-related securities in which the Portfolio invests may also fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Portfolio may invest in securities issued by U.S. government-sponsored entities, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). Investors should know that entities such as Freddie Mac and Fannie Mae are not funded by Congressional appropriations and that the fixed-income and mortgage-backed securities issued by them are neither guaranteed nor insured by the U.S. government. Investments in foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  Like all managed funds, there is a risk that the Advisor’s strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment.

Performance
The following performance information provides some indication of the risks of investing in the Intermediate Fixed Income Portfolio.  The bar chart below illustrates how the Portfolio’s total returns have varied from year to year.  The table below illustrates how the Portfolio’s average annual total returns for the 1-year, 5-year and 10-year periods compare with a domestic broad-based market index and with a secondary index provided to illustrate how the Portfolio’s returns compare with a domestic treasury bill market index.  The Portfolio’s performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.  Updated performance is available on the Advisor’s website at www.rainierfunds.com.

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INTERMEDIATE FIXED INCOME PORTFOLIO
CALENDAR-YEAR TOTAL RETURNS (%)
The year-to-date total return as of June 30, 2010 for the Portfolio was 3.90%.

Best Quarter:+4.32%(fourth quarter, 2008)
Worst Quarter:   -2.69%(third quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS as of Dec. 31, 2009
	1 Year	5 Years	10 Years
Intermediate Fixed Income Portfolio
Return before taxes	8.80%	4.51%	5.53%
Return after taxes on distributions	7.35%	3.21%	3.95%
Return after taxes on distributions and sale of fund shares	5.69%	3.14%	3.84%
Barclays Capital U.S. Intermediate Gov’t/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	4.66%	5.92%
Citigroup 3-month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.16%	2.88%	2.84%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor
Rainier Investment Management, Inc.®.

Portfolio Managers
The Portfolio is managed by the Portfolio Manager listed below:

Name	Title	Managed the Fund Since
Matt R. Kennedy, CFA	Senior Portfolio Manager	2008

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 248-6314 or through a financial intermediary. The minimum initial investment in the Portfolio is $2,500. Additional investments may be made at any time with $250 or more.

Tax Information
The Portfolio’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Tax-deferred accounts will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer, intermediary or your financial advisor to recommend the Portfolio over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.